UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2021

INTERNATIONAL BANCSHARES CORPORATION

(Exact name of registrant as specified in its charter)

-
Texas	000-9439	74-2157138
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (956) 722-7611

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c ) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of Each Class:	Trading Symbol (s):	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Item 2.02          Results of Operations and Financial Condition.

On August 5, 2021, International Bancshares Corporation issued a news release announcing net income for the three and six months ended June 30, 2021.  The news release, attached hereto and filed herewith as Exhibit 99, is incorporated by reference.

All of the information furnished in Item 2.02 of this report, including the accompanying exhibits, is also intended to be included under “Item 7.01 – Regulation Fair Disclosure” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99 - The following exhibit is being furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit Number	Description

99	News Release of International Bancshares Corporation dated August 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

By:	/s/ Dennis E. Nixon
DENNIS E. NIXON, President
and Chief Executive Officer

Date: August 5, 2021

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